UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 14, 2016

Intrawest Resorts Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36286	46-3681098
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1621 18th Street, Suite 300, Denver, Colorado 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 749-8200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On October 14, 2016, certain of the subsidiaries of Intrawest Resorts Holdings, Inc. (the “Company”), that guarantee the Company’s senior debt, entered into the fifth amendment (the “Fifth Amendment”) to the Company’s existing credit agreement (the “Credit Agreement”) dated as of December 9, 2013. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement and/or the Fifth Amendment. The Fifth Amendment decreased the applicable margin for base rate loans and Eurodollar rate loans under the Term Loan from 3.00% to 2.50% and from 4.00% to 3.50%, respectively. Additionally, the Fifth Amendment decreased the applicable margin for base rate loans and Eurodollar rate loans under the revolving loan facility (the “Revolver”). The applicable margin for base rate loans under the Revolver decreased from 2.75% to 2.50%, if the total secured debt leverage ratio is greater than or equal to 4.50:1.00, and from 2.50% to 2.25% if the total secured debt leverage ratio is less than 4.50:1.00. The applicable margin for Eurodollar rate loans under the Revolver decreased from 3.75% to 3.50%, if the total secured debt leverage ratio is greater than or equal to 4.50:1.00, and from 3.50% to 3.25% if the total secured debt leverage ratio is less than 4.50:1.00.

A copy of the Fifth Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

All other terms and conditions of the Fifth Amendment are consistent with the Credit Agreement, hereby incorporated by reference, as filed as an exhibit to the Company’s registration statement on Form S-1/A on December 16, 2013 as well as the Incremental Amendment to the Credit Agreement filed as an exhibit to the Company’s Form 8-K on September 22, 2014, the Second Amendment to the Credit Agreement filed as an exhibit to the Company's Form 8-K on April 30, 2015, the Third Amendment to the Credit Agreement filed as an exhibit to the Company's Form 8-K on June 3, 2015, and the Fourth Amendment to the Credit Agreement filed as an exhibit to the Company's Form 8-K on April 12, 2016.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to Credit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrawest Resorts Holdings, Inc.

	By:	/s/ Travis Mayer
Travis Mayer
Executive Vice President, Chief Financial Officer and Treasurer
Date: October 19, 2016

Exhibit No.	Description
10.1	Fifth Amendment to Credit Agreement